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                        Exhibit 23









              Consent of Independent Auditors





We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-58387 dated April
3, 1995)  pertaining  to the  ADM Employee Stock Ownership
Plan for Salaried Employees  of  our report  dated  June
13, 2000 with respect to the financial statements and schedules of the ADM Employee Stock Ownership Plan for
Salaried Employees  included  in this Annual Report (Form
11-K)  for  the  year ended December 31, 1999.


                                        /s/ Ernst & Young
LLP
Minneapolis, Minnesota
June 22, 2000

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